Exhibit 10.2

PLEDGE AND SECURITY AGREEMENT

dated as of February 8, 2017

between

First Foundation Inc., as Grantor

and

NEXBANK SSB, as Lender

1

PLEDGE AND SECURITY AGREEMENT

This PLEDGE AND SECURITY AGREEMENT, dated as of February 8, 2017 (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), by and among First Foundation Inc., a Delaware corporation (the “Borrower” or “Grantor”), and NexBank, SSB, as lender (together with its successors and permitted assigns, the “Lender”).

RECITALS:

WHEREAS, reference is made to that certain Loan Agreement, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and between Borrower and Lender;

WHEREAS,  in  consideration  of the extensions of credit and  other  accommodations of Lender as set forth in the Loan Agreement, Grantor has agreed to secure Grantor’s obligations under the Loan Documents as set forth herein; and

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Grantor and Lender agree as follows:

SECTION 1.   DEFINITIONS; GRANT OF SECURITY.

1.1	General Definitions. In this Agreement, the following terms shall have the following meanings:

“Agreement” shall have the meaning set forth in the preamble to this Agreement.

“Borrower” shall have the meaning set forth in the preamble to this Agreement.

“Cash Proceeds” shall have the meaning assigned in Section 9.6 hereof.

“Change of Control Laws” shall mean all U.S. federal and state laws and regulations which govern or impose conditions, requirements or restrictions on changes in the ownership of FDIC insured banks, including the Change in Bank Control Act of 1978, as amended, the BHCA and Regulation Y under the Federal Reserve Act.

“Collateral” shall have the meaning given to it in Section 2.1 hereof.

“Collateral Account” shall mean any account established by the Lender for the purpose of holding any Pledged Stock pursuant to and in accordance with the terms and provisions of this Agreement.

“Collateral Records” shall mean books, records, files, and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary in the collection thereof or realization thereupon.

“Control” shall mean: with respect to any Certificated Security, control within the meaning of Section 8-106(a) or (b) of the UCC.

“FFB” means First Foundation Bank, a California state chartered and FDIC insured bank, which is the issuer of the Pledged Shares and a wholly-owned subsidiary of Grantor.

“Grantor” shall have the meaning set forth in the preamble.

“Insurance” shall mean all insurance policies covering any or all of the Collateral (regardless of whether the Lender is the loss payee thereof).

“Lender” shall have the meaning set forth in the preamble to this Agreement.

“Loan Agreement” shall have the meaning set forth in the recitals to this Agreement.

“Pledge Supplement” shall mean any supplement to this Agreement as described in Section 6.1 hereof.

“Pledged Stock” and “Pledged Shares” shall each mean all shares of capital stock of FFB owned by Grantor, including, without limitation, all shares of capital stock described on Schedule 5.2(I) under the heading “Pledged Stock” (as such schedule may be amended or supplemented from time to time by mutual written agreement of the parties hereto), and the certificates, if any, representing such shares and any interest of Grantor in the entries on the books of the issuer of such shares, (the “Issuer”) , and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares.

“Secured Obligations” shall have the meaning assigned in Section 3.1 hereof.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and any successor statute thereto.

“To Transfer” and any other term or phrase of similar import shall mean and include: to sell, assign, pledge, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Collateral, or any interest therein, whether in whole or in part, unless the context in which such term or phrase is used indicates otherwise.

“Transfer” shall mean, when used as a noun, a transfer, sale, assignment, lease, license or other disposition of the Collateral, or any interest therein, whether in whole or in part.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of Texas; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of Texas, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies.

“United States” or “U.S.” shall mean the United States of America.

1.2	Definitions; Interpretation.

(a)       In this Agreement, the following capitalized terms shall have the respective meanings given to them in the UCC (and, if defined in more than one Article of the UCC, shall have the meaning given in Article 9 thereof): Certificated Security, Money, Proceeds, and Supporting Obligations.

(b)       All other capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the UCC or Loan Agreement, as applicable. The incorporation by reference of terms defined in the Loan Agreement shall survive any termination of the Loan Agreement until the security interest in the Collateral granted under this Agreement terminates as provided in Section 10.2 hereof. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. References herein to any Section, Appendix, Schedule or Exhibit shall be to a Section, an Appendix, a Schedule or an Exhibit, as the case may be, hereof unless otherwise specifically provided. The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. If any conflict or inconsistency exists between this Agreement and the Loan Agreement, the Loan Agreement shall govern. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

SECTION 2.GRANT OF SECURITY.

2.1Grant of Security. The Grantor hereby grants to the Lender a security interest in and continuing lien on all of Grantor’s right, title and interest in, to and under the following personal property of the Grantor, in each case whether now or hereafter existing or in which the Grantor now has or hereafter acquires an interest and wherever the same may be located (all of which being hereinafter collectively referred to as the “Collateral”):

(a)Pledged Stock;

(b)to the extent applicable and not otherwise included above, all Collateral Records and Supporting Obligations relating to the Pledged Stock; and

(c)to the extent applicable and not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

SECTION 3.SECURITY FOR OBLIGATIONS; GRANTOR REMAINS LIABLE.

3.1Security for Obligations.  This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, or by acceleration or demand as provided in the Loan Agreement (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a) (and any successor provision thereof)), of all Obligations of Grantor arising under the Loan Documents, as the same may  be  amended,  restated,  supplemented  or  otherwise modified from time to time hereafter (the “Secured Obligations”).

3.2Continuing Liability Under Collateral. Notwithstanding anything herein to the contrary, (i) Grantor shall remain liable for all obligations under the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Lender, (ii) Grantor shall remain liable under each of the agreements included in the Collateral, including, without limitation, any agreements relating to Pledged Stock, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and the Lender shall have no obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Lender have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including, without limitation, any agreements relating to Pledged Stock, and (iii) the exercise by the Lender of any of its rights hereunder shall not release Grantor from any of its duties or obligations under any contracts or agreements included in the Collateral.

SECTION 4.   CERTAIN PERFECTION REQUIREMENTS

4.1Delivery Requirements. With respect to any Certificated Securities included in the Collateral, Grantor shall deliver to the Lender the Security Certificates evidencing such Certificated Securities duly indorsed by an effective endorsement (within the meaning of Section 8-107 of the UCC), or accompanied by share transfer powers or other instruments of transfer duly endorsed by such an effective endorsement, in each case, to the Lender or in blank.

4.2Reserved.

4.3Timing and Notice. With respect to any Collateral in existence on the date hereof, Grantor shall comply with the requirements of this Section 4 on the date hereof and, with respect to any Collateral hereafter owned or acquired, Grantor shall comply with such requirements within 30 (thirty) days of Grantor acquiring rights therein. Grantor shall promptly inform the Lender of its acquisition of any Collateral for which any action is required by this Section 4.

SECTION 5.REPRESENTATIONS AND WARRANTIES.  Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that:

5.1	Grantor Information and Status.

(a)Schedules 5.1(A)  and  (B) hereto set  forth,  as  of  the  Effective  Date,  under  the appropriate headings: (1) the full legal name of Grantor, (2) all trade names or other names under which Grantor currently conducts business, (3) the type of organization of Grantor, (4) the jurisdiction of organization of Grantor, (5) its organizational identification number, if any, and (6) the jurisdiction where the chief executive office or its principal place of business (or the principal residence if Grantor is a natural person) is located.

(b)Except  as  provided  on  Schedule 5.1(C),  it  has  not  changed  its  name, jurisdiction of organization or its corporate structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise) and has not done business under any other name, in each case, within the past five (5) years;

(c)It has been duly organized and is validly existing as an entity of the type as set forth opposite its name on Schedule 5.1(A) solely under the laws of the jurisdiction as set forth opposite its name on Schedule 5.1(A) and remains duly existing as such.   It has not filed any certificates of dissolution or liquidation, any certificates of domestication, transfer or continuance in any other jurisdiction; and

(d)Grantor is not a “transmitting utility” (as defined in Section 9-102(a)(80) of the UCC).

5.2	Collateral Identification, Special Collateral.

(e)Schedule 5.2 hereto sets forth as of the Closing Date under the appropriate headings all of the information called for by that Schedule with respect to the Pledged Stock;

(f)none of the Collateral constitutes, or is the Proceeds of, (1) Farm Products, (2) As-

Extracted Collateral, (3) Manufactured Homes, (4) timber to be cut, or (5) aircraft, aircraft engines, satellites, ships or railroad rolling stock; and

(g)All information supplied in writing by Grantor to Lender with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects.

5.3

Ownership of Collateral and Absence of Other Liens.  It owns the Collateral purported to be owned by it or otherwise has the rights it purports to have in each item of Collateral and, as to all Collateral whether now existing or hereafter acquired, developed or created will continue to own or have such rights in each item of the Collateral (except as otherwise permitted by the Loan Agreement), in each case free and clear of any and all Liens, rights or claims of all other Persons, including, without limitation, liens arising as a result of Grantor becoming bound (as a result of merger or otherwise) as debtor under a security agreement entered into by another Person other than, in the case of priority only, any Permitted Liens.

5.4	Status of Security Interest.

(a)Upon the filing of financing statements naming Grantor as “debtor” and the Lender as “secured party” and describing the Collateral in the filing offices set forth opposite Grantor’s name on Schedule 5.4 hereof (as such schedule may be amended or supplemented from time to time), the security interest of the Lender in all Collateral that can be perfected by the filing of a financing statement under the Uniform Commercial Code as in effect in the jurisdiction where such filing is made will constitute a valid, perfected, first priority Lien subject, in the case of priority only, to any Permitted Liens with respect to Collateral. This Agreement and delivery by or on behalf of Grantor of possession of the Pledged Stock, endorsed as provided in Section 4.1 hereof, to Lender pursuant to this Agreement is effective to establish the Lender’s Control of the Collateral subject thereto; and

(b)No authorization, consent, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or any other Person is required for either (i) the pledge or grant by Grantor of the Liens purported to be created in favor of the Lender hereunder or (ii) the exercise by Lender of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) for the filings contemplated by clause (a) above, (B) those that have been obtained prior to the date of determination, (C) as may be required, in connection with the disposition of any Pledged Stock, by laws generally affecting the offering and sale of Securities, and (D) as may be required in connection with the exercise of voting and consensual rights with respect to, and any Transfer of any of the Pledged Shares under applicable Change of Control Laws.

5.5	Reserved.

5.6	Pledged Stock.

(a)Grantor is the record and beneficial owner of the Pledged Stock free of all Liens, rights or claims of other Persons and there are no outstanding warrants, options or other rights to purchase,  or shareholder, voting  trust  or similar  agreements outstanding  with respect  to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Stock;

(b)Except as otherwise provided in Section 5.4(b) above, no consent of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary in connection with the creation, perfection or first priority status of the security interest of the Lender in any Pledged Stock or, or the exercise by the Lender of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof except such consents as have been obtained.

SECTION 6.COVENANTS AND AGREEMENTS.  Grantor hereby covenants and agrees that:

6.1Grantor Information and Status.  Without  limiting  any  prohibitions  or  restrictions  on  mergers  or  other transactions set forth in the Loan Agreement, but without imposing any prohibitions or restrictions on mergers or other transactions not contained in the Loan Agreement, it shall not change Grantor’s name, identity, corporate structure (e.g. by merger, consolidation, change in corporate form or otherwise), principal place of business chief executive office, organizational identification number, type of organization or jurisdiction of organization unless it shall have (a) notified the Lender in writing at least ten (10) days prior to any such change or establishment, identifying such new proposed name, identity, corporate structure, principal place of business,  chief  executive  office, jurisdiction of organization or trade name and providing such other information in connection therewith as the Lender may reasonably request and (b) taken all reasonable actions requested by Lender to maintain the continuous validity, perfection and the same or better priority of the Lender’s security interest in the Collateral granted or intended to be granted and agreed to hereby, which in the case of any merger or other change in corporate structure shall include, without limitation, executing and delivering to the Lender a completed Pledge Supplement together with all Supplements to Schedules thereto, upon completion of such merger or other change in corporate structure confirming the grant of the security interest hereunder.

6.2	Ownership of Collateral and Absence of Other Liens.

(a)except for the security interest created by this Agreement, it shall not create or suffer to exist any Lien upon or with respect to any of the Collateral, other than Permitted Liens, and Grantor shall defend the Collateral against all Persons at any time reasonably claiming any interest therein;

(b)upon Grantor, or its Chief Executive Officer or Chief Financial Officer,  obtaining  knowledge thereof, it shall promptly notify the Lender in writing of any event that could reasonably be expected to diminish the value of the Collateral or any portion thereof (other than changes in FFB’s operating results or financial condition, or cash flows that are disclosed in the Financial Statements required to be delivered by Grantor to Lender pursuant to Section 10.1(a) of the Loan Agreement), the ability of Grantor or the Lender to dispose of the Collateral or any portion thereof, or the rights and remedies of the Lender in relation thereto, including, without limitation, the levy of any legal process against the Collateral or any portion thereof;  and

(c)Grantor shall not Transfer (by operation of law or otherwise) or exclusively license to another Person any Collateral except as otherwise permitted by this Agreement or the Loan Agreement.

6.3	Status of Security Interest.

(a)Grantor shall maintain the security interest of the Lender hereunder in all Collateral as valid, perfected, first priority Liens (subject to Permitted Liens).

(b)Notwithstanding the foregoing, Grantor shall not be required to take any action to perfect any Collateral to the extent that (i) the Grantor, in consultation with the Lender, reasonably determines that the cost of obtaining a security interest in such Collateral exceeds the practical benefit thereof to the Lender, or (ii) if such action pursuant to Section 6.3(a) is necessitated as a result of any act of Lender.

6.4	Pledged Stock.

(a)except as provided in the next sentence, in the event Grantor receives any dividends, interest or distributions on any Pledged Stock , upon the merger, consolidation, liquidation or dissolution of any issuer of any Pledged Stock, then (i) such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral without further action and (ii) Grantor shall promptly take all steps, if any, necessary to ensure the validity, perfection, priority and, if applicable, control of the Lender over such Pledged Stock and pending any  such  action  Grantor  shall  be  deemed  to  hold  such  dividends,  interest,  distributions, securities or other property in trust for the benefit of the Lender and shall segregate such dividends, distributions, Securities or other property from all other property of Grantor.  Notwithstanding the foregoing or anything to the contrary that may be contained elsewhere in this Agreement or under applicable law, unless an Event of Default has occurred and is continuing, there shall be no restriction under this Agreement, the Loan Agreement or the other Loan Documents on the declaration or payment of cash dividends or distributions by the Issuer to Grantor and Grantor shall be entitled to retain all cash dividends and distributions that are paid by the Issuer and all scheduled payments of interest;

(b)Voting.

(i)So long as no Event of Default shall have occurred and be continuing, Grantor shall be entitled, in its sole and absolute discretion, to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Stock or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Loan Agreement; and

(ii)Upon the occurrence and during  the continuance of  an Event of Default:

(1)         subject to compliance by Lender with any applicable Change of Control Laws, all  rights  of  Grantor  to  exercise  or  refrain  from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall upon notice from the Lender cease and all such rights shall thereupon become vested in the Lender who shall thereupon have  the  sole  right  to  exercise  such  voting  and  other consensual rights; provided, however, that upon cure or other cessation of any Event of Default, all rights of Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph 6.4(b)(i) above shall immediately revert to Grantor; and

(2)       in order to permit the Lender to exercise the voting and other consensual rights  which  it  may  be  entitled  to  exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder, upon compliance by Lender with any applicable Change of Control Laws: (x) Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Lender all proxies, dividend payment orders and other instruments as the Lender may from time to time reasonably request and (y) Grantor shall acknowledge that Lender may utilize the power of attorney set forth in Section 8.1.

SECTION 7.FURTHER ASSURANCES; ADDITIONAL GRANTORS.

7.1	Further Assurances.

(a)Grantor agrees that from time to time, at the expense of Grantor, that it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that the Lender may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

(b)Grantor hereby authorizes the Lender to file, at Lender’s sole expense, a Record or Records, including, without limitation, financing or continuation statements and amendments and supplements to any of the foregoing, in any jurisdictions and with any filing offices as the Lender may determine, in its sole discretion, are necessary to perfect or otherwise protect the security interest granted to the Lender herein.  Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Lender may determine, in its sole discretion, is necessary to ensure the perfection of the security interest in the Collateral granted to the Lender herein.

SECTION 8.LENDER APPOINTED ATTORNEY-IN-FACT.

8.1Power of Attorney.  Grantor hereby irrevocably appoints the Lender (such appointment being coupled with an interest), effective on the occurrence and during the continuance of an Event of Default, as Grantor’s attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, the Lender or otherwise, from time to time upon the occurrence and during the continuance of an Event of Default, in the Lender’s discretion to take any action and to execute any instrument that the Lender may deem reasonably necessary to accomplish the purposes of this Agreement, including, without limitation, the following:

(a)upon the occurrence and during the continuance of any Event of Default, to obtain insurance required to be maintained by Grantor or paid to the Lender pursuant to the Loan Agreement, if and to the extent Grantor has allowed the insurance to lapse or such insurance has otherwise been terminated;

(b)upon the occurrence and during the continuance of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c)upon the occurrence and during the continuance of any Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

(d)upon the occurrence and during the continuance of any Event of Default, to file any claims or take any reasonable action or institute any proceedings that the Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Lender with respect to any of the Collateral;

(e)upon the occurrence and during the continuance of any Event of Default, to take or cause to be taken all reasonable actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge taxes or Liens (other than Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Lender in its reasonable discretion, any such payments made by the Lender to become obligations of Grantor to the Lender, due and payable within ten (10) days after Lender has given Grantor written notice thereof, setting forth such taxes and Liens and the amounts paid by Lender to discharge same; and

(f)upon the occurrence and during the continuance of any Event of Default, subject to the provisions of Section 9.1(b) and Section 9.1(e) below, generally to Transfer or make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Lender’s option and Grantor’s expense, at any time or from time to time, all acts and things that the Lender deems reasonably necessary to protect, preserve or realize upon the Collateral and the Lender’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as Grantor might do, in each case, subject, however, to compliance with any applicable Change in Control Laws by Lender and by any Person to whom Lender may Transfer the Collateral, in whole or part.

8.2 No Duty on the Part of Lender.  The powers conferred on the Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon the Lender to exercise any such powers.  The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Lender nor any of its officers, directors, employees or agents shall be responsible to Grantor for any act or failure to act hereunder, except for their own gross negligence bad faith or willful misconduct.

8.3Effect of Cure or other Cessation of Event of Default.  Upon the cure or other cessation of any Event of Default, the rights, powers and authority of Lender under the Power of Attorney, as set forth above in this Section 8, shall cease and all such rights, power and authority shall thereupon revert to Grantor to the same extent as if no Event of Default had occurred.

SECTION 9.REMEDIES.

9.1	Generally.

(a)       If any Event of Default shall have occurred and for so long as it is continuing, the Lender may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of the Lender on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously, subject, however, to compliance with any applicable Change in Control Laws by Lender and by any Person to whom Lender may Transfer the Collateral, in whole or part:

(i)       require Grantor to, and Grantor hereby agrees that it shall at its expense and promptly upon request of the Lender forthwith, assemble all or part of the Collateral in the Possession of Grantor as directed by the Lender and make it available to the Lender at a place to be designated by the Lender that is reasonably convenient to both parties;

(ii)     prior to the Transfer of the Collateral, prepare the Collateral for Transfer in such manner to the extent the Lender reasonably deems necessary; and

(iii)     without notice except as specified below or under the UCC, Transfer the Collateral (including licensing the Collateral on an exclusive or nonexclusive basis) or any part thereof in one or more parcels at public or private sale, at any of the Lender’s offices, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as are commercially reasonable, subject, however, to compliance with any applicable Change in Control Laws by Lender and by any Person to whom Lender may Transfer the Collateral, in whole or par.

(b)       The Lender may be the purchaser of any or all of the Collateral at any public sale or at any private sale, but only if and to the extent the portion of the Collateral being privately sold is of a kind that is customarily  sold  on  a  recognized  market  or  the  subject  of  widely  distributed  standard  price quotations (a “Permitted Private Sale”) in accordance with the UCC and the Lender shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale or Permitted Private Sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Lender at such sale.  Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Grantor, except for a ten (10) day right of redemption by Grantor, and Grantor hereby waives (to the extent permitted by applicable law) all other rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Grantor and Lender agree that Lender shall provide at least twenty (20) days’ prior written notice to Grantor of the time and place of any public sale or Permitted Private Sale is to be made and the same shall constitute reasonable notification.  The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  The Lender may adjourn any public or Permitted Private Sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Due to the nature of the Collateral, Lender and Grantor agree that it would not be commercially reasonable for the Lender to Transfer the Collateral or any portion thereof by using Internet sites that provide for the auction of assets.  Grantor hereby waives any claims against the Lender arising by reason of the fact that the price at which any Collateral may have been sold at such a Permitted Private Sale was less than the price which might have been obtained at a public sale provided that such Permitted Private Sale is conducted in a commercially reasonable manner.  If the proceeds of any such sale or other Transfer of the Collateral are insufficient to pay all the Secured Obligations, Grantor shall be liable for the deficiency and the reasonable fees of any attorneys employed by the Lender to collect such deficiency.    On the other hand, if the proceeds of any such sale or other Transfer of the Collateral exceeds the aggregate amount of the Secured Obligations (such excess, a “Surplus”), Lender shall be liable to the Grantor for such Surplus.

(c)       The Lender may sell the Collateral without giving any warranties as to the Collateral. The Lender may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(d)The Lender shall have no obligation to marshal any of the Collateral.

(e) Notwithstanding the foregoing, however, or any other provision in this Agreement to the contrary, any sale or other Transfer of the Collateral, in whole or in part, by or on behalf of Lender pursuant to either this Section 9 or any other provision of this Agreement or any provision of the UCC, shall not be effective and shall not confer any ownership, voting, consensual or other rights in or to or under any of the Collateral to any Person (including Lender), unless such sale or other Transfer is made in compliance with (i) any applicable provisions of the Change in Control Laws and (ii) any applicable provisions of the Securities Act and any applicable state securities laws (and, any Transfer made in compliance therewith, shall sometimes be referred to as a “Permitted Transfer”).

9.2Application of Proceeds.     Except  as  expressly  provided  elsewhere  in  this Agreement, all proceeds received by the Lender upon the occurrence and during the continuance of an Event of Default which has not otherwise been waived, and the maturity of the Obligations shall have been accelerated pursuant to Section 16.1 of the Loan Agreement and in respect of any Permitted Transfer, or any collection from or other realization upon all or any part of the Collateral shall be applied in full or in part by the Lender against, the Secured Obligations in the following order of priority:  first, to the payment of all documented out-of-pocket reasonable costs and expenses of such sale, collection or other realization, including reasonable attorney fees,  and  all  other  documented reasonable expenses incurred  and advances made by the Lender in connection therewith, and all amounts for which the Lender is entitled to indemnification hereunder, and to the payment of all documented reasonable costs and expenses paid or incurred by the Lender in connection with the exercise of any right or remedy hereunder as and to the extent provided for in and  all in accordance with the terms of the Loan Agreement; second, to the payment of all other Secured Obligations; and third,, to the payment to or upon the order of the Grantor or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct. In the event of any Surplus, however, Lender shall promptly, but in any event within five (5) days of the receipt of the proceeds by Lender, pay over such Surplus to Grantor without offset or deduction.

9.3Pledged Stock. Grantor recognizes that if Lender conducts any sale or sales of any of the Pledged Stock comprising the Collateral following the occurrence and during the continuance of any Event of Default, then, unless such sale or sales are first registered under the Securities Act and qualified under any applicable state securities laws, the Lender may be compelled to conduct such sale or sales in compliance with the applicable provisions of Section 4(2) and/or Regulation D under the Securities Act and to limit such sales to purchasers who agree in writing, among other things, to acquire the Pledged Stock for their own account, for investment and not with a view to the distribution or resale thereof, as well as to comply with any applicable Change of Control Laws. Grantor acknowledges that any such private sale may be at prices  and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner, provided that such private sale is conducted in a manner and by means of efforts materially consistent with private or limited offerings of securities generally, that are made in reliance on the exemptions from registration provided by Section 4(2) of or Regulation D under the Securities Act, and that the Lender shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Stock for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws.  Lender agrees that Grantor shall have no obligation to register or qualify any of the Pledged Shares under the Securities Act or any state securities laws.

SECTION 10. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS; TERMINATION OF SECURITY INTEREST.

10.1Assignment of Security Interest in the Collateral. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect and shall be binding upon Grantor, its successors and Permitted Assigns, and inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and its successors and Permitted Assigns, until the payment in full of all Secured Obligations (other than contingent obligations that survive the termination of the Loan Agreement).  Without limiting the generality of the foregoing, Lender may assign or otherwise transfer the Loan to any other Person, if and to the extent permitted by the express terms of the Loan Agreement (such

Person, a “Permitted Assign”), and such Permitted Assign shall thereupon become vested with all the benefits in respect thereof granted to Lender herein.

10.2Termination of Security Interest. Release of Security Interest and Return of Collateral to Grantor. Upon the payment in full of all Secured Obligations (other than contingent obligations that survive the termination of the Loan Agreement), the security interest granted hereby shall automatically terminate hereunder and of record and all rights to the Collateral shall revert to the Grantor.   Lender covenants and agrees that upon, but not later than five (5) days after, any such termination:

(a) at the Grantor’s expense, Lender shall execute and deliver to the Grantor and/or any designee thereof, upon request of Grantor, any documents and/or instruments, in form and substance acceptable to Grantor, including financing statement amendments, releases or terminations suitable for filing in the office of Secretary of State of each jurisdiction where Lender filed any UCC-1 financing statements with respect to any or all of the Collateral, to evidence the release and/or termination of all of Lender’s security interests, Liens and any other rights or interests created hereunder in or to the Collateral. In addition, upon any such termination of Lender’s security interest in the Collateral, (i) the security interest and any and all Liens on or in the Collateral granted pursuant hereto shall be deemed to be and shall be automatically released, without the necessity of any action by Grantor or Lender and (ii) Lender hereby authorizes Grantor to file any or all of the documents and instruments described in clause (a) above, all as Grantor may request; and

(b)at Grantor’s expense, Lender shall deliver or caused to be delivered to Grantor, by such method of delivery as shall be designated by Grantor, the Pledged Stock which was delivered into the possession of Lender pursuant to this Agreement.

10.3Other Documents and Instruments.  At Grantor’s expense, upon any request made by Grantor at any time or from time to time from and after the termination of the Lender’s security interest in the Collateral, Lender shall execute and deliver, and/or authorize the filing of, any and all other documents and instruments as Grantor shall reasonably request, in form and substance reasonably satisfactory to Grantor, to better evidence and effectuate the termination of Lender’s security interest in the Collateral and the release of all rights and interests that may have been granted to Lender in the Collateral pursuant to this Agreement.

10.4Survival; Equitable Rights and Remedies.  The rights of Grantor and the obligations of Lender under this Section 10 shall survive indefinitely the termination of Lender’s security interest in the Collateral. Lender further agrees that a breach of any of the covenants of Lender contained in this Section 10 will cause irreparable injury to Grantor, that Grantor has no adequate remedy at law in respect of any such breach and that, as a consequence, each and every covenant of Lender and each and every right of Grantor contained in this Section 10 shall be specifically enforceable against Lender, and Lender hereby waives and agrees not to assert any defenses against an action brought by Grantor for specific performance of such covenants except for a defense that Lender is not in breach of its covenants under this Section 10.  Nothing in this Section 10 shall in any way limit the rights of Grantor hereunder.

SECTION 11. STANDARD OF CARE; LENDER MAY PERFORM.

The powers conferred on the Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Lender shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Neither the Lender nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise Transfer any Collateral upon the request of Grantor or otherwise.   If Grantor fails to perform any agreement contained herein, the Lender may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Lender incurred in connection therewith shall be payable by Grantor if and to the extent it is required to do so under the Loan Agreement.

SECTION 12. MISCELLANEOUS.

Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 17.16 of the Loan Agreement.  No failure or delay on the part of the Lender in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege.  All rights and remedies existing under this Agreement and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.  In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of  the  remaining  provisions  or  obligations,  or  of  such  provision  or  obligation  in  any  other jurisdiction, shall not in any way be affected or impaired thereby.  All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.   This Agreement shall be binding upon and inure to the benefit of the Lender and the Grantor and their respective successors and Permitted Assigns.  Grantor shall not, without the prior written consent of the Lender given in accordance with the Loan Agreement, assign any right, duty or obligation hereunder.  This Agreement and the other Loan Documents embody the entire agreement and understanding between the Grantor and the Lender and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Loan Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.   There are no unwritten oral agreements between the parties.  This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

Irrespective of the place of execution and/or delivery, this Agreement shall be governed by, and shall be construed in accordance with, the laws of the State of Texas.

THE PROVISIONS OF THE LOAN AGREEMENT UNDER THE HEADINGS “JURISDICTION” AND “WAIVER OF JURY TRIAL” ARE INCORPORATED HEREIN BY THIS REFERENCE AND SUCH INCORPORATION SHALL SURVIVE ANY TERMINATION OF THE LOAN AGREEMENT.

[Signature page follows.]

IN WITNESS WHEREOF, Grantor and the Lender have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

FIRST FOUNDATION INC.

By:	/s/ John Michel
Name: John Michel
Title: Chief Financial Officer

NEXBANK, SSB,
as Lender

By:	/s/ Matt Siekielski
Name: Matt Siekielski
Title: Chief Operating Officer